UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 10, 2009

Apartment Investment and Management Company
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-13232	841259577
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4582 S. Ulster Street Parkway, Suite 1100, Denver, Colorado		80237
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-757-8101

Not Applicable
______________________________________________
Former name or former address, if changed since last report

AIMCO Properties, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24497	841275621
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4582 S. Ulster St Parkway, Suite 1100Denver, Colorado		80237
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-757-8101

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2009, Apartment Investment and Management Company ("Aimco") announced the promotions of Timothy J. Beaudin and David Robertson. Beaudin was promoted to President and Chief Operating Officer and will continue to be responsible for property operations, redevelopment, construction services, and information technology. Robertson was promoted to President and Chief Investment Officer and will become Chief Financial Officer of AIMCO and AIMCO-GP, Inc., the general partner of AIMCO Properties, L.P. (the "Partnership"), effective March 1, 2009.

In connection with its reduced scale and scope of activities, Aimco has reviewed its level of spending and decided to consolidate its senior management ranks. As a result, Thomas M. Herzog, Executive Vice President and Chief Financial Officer of Aimco and the general partner of the Partnership, is resigning from those positions effective March 1, 2009, after the filing of Aimco's and the Partnership's Annual Reports on Form 10-K. In order to provide for an orderly transition, Mr. Herzog will continue in an advisory capacity to Aimco following his departure. Mr. Herzog will receive a cash separation payment of $1.5 million to be paid on March 1, 2009. Fees for his advisory services will be determined based on time spent.

A copy of the related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

99.1 Aimco Press Release dated February 10, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apartment Investment and Management Company

February 10, 2009	By:	Lisa R. Cohn

Name: Lisa R. Cohn
Title: Executive Vice President, General Counsel & Secretary

AIMCO Properties, L.P.

February 10, 2009	By:	Lisa R. Cohn

Name: Lisa R. Cohn
Title: Executive Vice President, General Counsel & Secretary of AIMCO-GP, Inc., the general partner of AIMCO Properties, L.P.

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Exhibit Index

Exhibit No.	Description

99.1	Aimco Press Release dated February 10, 2009